The following information regarding Pacific Investment Management Company LLC (“PIMCO”), the subadviser for Harbor Commodity Real Return Strategy Fund, has changed:

Effective immediately, Nicholas J. Johnson and Jeremie Banet joined Mihir Worah as portfolio managers for Harbor Commodity Real Return Strategy Fund. Messrs. Worah, Johnson and Banet jointly manage the Harbor Commodity Real Return Strategy Fund.

Messrs. Johnson and Banet are Executive Vice Presidents and Portfolio Managers of PIMCO and have been associated with PIMCO since 2004 and 2011, respectively.

All references in the Summary Prospectus to Mr. Worah as the sole portfolio manager for Harbor Commodity Real Return Strategy Fund are hereby replaced with references to Messrs. Worah, Johnson and Banet as joint portfolio managers for Harbor Commodity Real Return Strategy Fund.

January 15, 2015

Investors Should Retain This Supplement For Future Reference

S0115.SP.CRS